UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (date of earliest event reported):
May 6, 2009
UNITED BANCORPORATION OF ALABAMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-25917	63-0833573
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

P.O. Drawer 8	36504
Atmore, Alabama	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(251) 446-6000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     In accordance with general instruction B.2 of Form 8-K, the information contained in this Item 2.02 is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.
     In connection with the presentation at the United Bancorporation of Alabama, Inc. (the “Company”) Annual Meeting of Stockholders discussed below, Robert R. Jones, III, President and Chief Executive Officer of the Company, announced certain results of operations of the Company for the quarter ended March 31, 2009, including that the Company will report a profit for such period.
     The Company is providing this preliminary information about its first quarter results prior to filing its Form 10-Q for the period. Investors should not expect the Company to provide information about the results of future quarters in advance of Form 10-Q filings. In addition, investors should not expect the Company to update the information provided in this release in advance of the Company’s Form 10-Q filing for the first quarter.
Item 7.01 Regulation FD Disclosure.
     In accordance with general instruction B.2 of Form 8-K, the information in this Item 7.01 is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.
     The President and Chief Executive Officer of the Company made a presentation during the Company’s Annual Meeting of Stockholders on May 6, 2009. A copy of the visual presentation is being furnished as Exhibit 99.1 to this report, in the form used. Exhibit 99.1 is incorporated by reference under this Item 7.01. In addition, the text of Item 2.02 is hereby incorporated by reference into this Item 7.01.
Cautionary Statement About Preliminary Results and Other Forward-Looking Information
     In accordance with the Private Securities Litigation Reform Act of 1995, you are cautioned that all measures of first quarter 2009 financial results and condition contained in this Form 8-K (including the exhibit hereto) are preliminary and reflect the Company’s expected first quarter 2009 financial results and condition as of the date of this filing. Actual reported first quarter 2009 financial results and condition may vary significantly from those expectations because of a number of factors, including additional or revised information and subsequent events. For a more detailed discussion of other factors that may adversely affect the Company’s financial results and condition and cause actual results to differ from expectations, refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission and available on the SEC’s website at www.sec.gov. The Company will provide additional discussion and analysis and other important information about its first quarter 2009 financial results and condition when it reports actual results in its Form 10-Q for the quarter ended March 31, 2009.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits. Exhibit 99.1 listed in the exhibit index is furnished pursuant to Regulation FD as part of this current report on Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Exhibit No.	Description

99.1	Visual Presentation of May 6, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANCORPORATION OF ALABAMA, INC.
Date: May 6, 2009	By:	/s/ Robert R. Jones, III
Robert R. Jones, III
President & CEO